UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

IMAGEWARE SYSTEMS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-15757	33-0224167
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11440 W. Bernardo Court, Suite 300 San Diego, California 92127
(Address of principal executive offices)

(858) 673-8600
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	IWSY	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2021, ImageWare Systems, Inc. (the "Company") entered into an amended and restated employment agreement (the "Amended Agreement") with Kristin Taylor, the Company’s President and Chief Executive Officer. The Amended Agreement provides for, among other things: (i) an annual base salary of $350,000 for a term of 48 months effective March 2, 2020; (ii) a bonus equal to up to 100% of Ms. Taylor's annual salary, to be determined by the Company’s Board of Directors (the "Board"), in its sole discretion, on an annual basis; and (iii) the grant of a stock option to purchase 27.0 million shares of the Company's common stock, par value $0.01 per share ("Common Stock") with an exercise price equal to the fair market value of the Company's common stock as reported on the OTC Markets on the date of the grant, which grant date shall be determined in the sole discretion of the Board, and which stock option shall vest (a) 10% immediately on the date of the grant; and (b) the remainder over the following three years beginning March 1, 2021.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified, in its entirety, by reference to the full text of the Employment Agreement, attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 7.01  Regulation FD Disclosure.

On June 7, 2021, the Company began utilizing a new corporate presentation, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

In accordance with General Instruction B.2 for Form 8-K, the information in this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amended and Restated Employment Agreement, by and between Kristin Taylor and the Company, dated June 4, 2021.
99.1	Corporate Presentation, dated June 2021

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.

Date: June 8, 2021	By:	/s/ Kristin Taylor
Kristin Taylor
Chief Executive Officer